UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT

PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No. )

☒	Filed by the Registrant
☐	Filed by a Party other than the Registrant

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

VERRA MOBILITY CORPORATION

(Name of Registrant as Specified In Its Charter)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 26, 2020.  VERRA MOBILITY CORPORATION  VERRA MOBILITY CORPORATION 1150 NORTH ALMA SCHOOL ROAD MESA, AZ 85201 D08242-P38764  Meeting Information  Meeting Type: Annual Meeting For holders as of: April 1, 2020 Date: May 26, 2020  Time: 9:00 a.m., MST  Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/VRRM2020.  The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/VRRM2020 and be sure to have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page).  You are receiving this communication because you hold shares in the company named above.  This is not a ballot.  You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting.  See proxy  the  materials  reverse  and side  voting of this  instructions notice to obtain .

Before You Vote  How to Access the Proxy Materials  Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one.  There is NO charge for requesting a copy.  Please choose one of the following methods to make your request: 1) BY INTERNET:  www.proxyvote.com 2) BY TELEPHONE:  1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com *  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.  Please make the request as instructed above on or before May 12, 2020 to facilitate timely delivery.  How To Vote  Please Choose One of the Following Voting Methods  Vote By Internet:  Before The Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.  During The Meeting: Go to www.virtualshareholdermeeting.com/VRRM2020.  Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail:  You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.  D08243-P38764

Voting Items  The Board of Directors recommends you vote FOR the following:  1. Elect three Class II directors, Jay Geldmacher, John Rexford and David Roberts, to serve on our Board until our 2023 annual meeting of stockholders  Nominees:    01) Jay Geldmacher   02) John Rexford   03) David Roberts The Board of Directors recommends you vote FOR proposal 2:  2. Approve, on an advisory basis, the compensation of our named executive officers  The Board of Directors recommends you vote 1 YEAR on proposal 3:  3. Approve, on an advisory basis, the frequency of future advisory votes approving the compensation of our named executive officers  The Board of Directors recommends you vote FOR proposal 4:  4.Ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2020 D08244-P38764

D08245-P38764

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